                                                                    EXHIBIT 10.8

IMPERIAL BANK
 Member FDIC

CONTINUING GUARANTEE

                                            ORIGINATING OFFICE: LENDING SERVICES

                                                Name of Office: LENDING SERVICES

                                          Street Address: 9920 S La Cienega Blvd

                                      City, State, Zip Code: Inglewood, CA 90301

      The undersigned (hereinafter referred to as "Guarantor") hereby requests and authorizes IMPERIAL BANK (hereinafter referred to as the "Bank") to extend credit to SCM MICROSYSTEMS INC, a Corporation (hereinafter referred to as 'Debtor), and in consideration of the granting of such credit by the Bank to Debtor, Guarantor agrees as follows:

      1. The words "indebtedness" and "credit" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, including interest thereon, of Debtor heretofore, now or hereafter made, incurred or created, with or without notice to Guarantor, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether assumed by Debtor's successors, heirs or assigns by operation of law or otherwise, and whether Debtor is liable individually or jointly with others, and whether recovery upon any such indebtedness or credit is or hereafter becomes barred by any statute of limitations or is or hereafter becomes otherwise unenforceable.

      2. Credit may be granted from time to time at the request of Debtor and without further authorization from or notice to Guarantor, even though Debtor's financial condition may have deteriorated since the date hereof. If Debtor is a corporation or a partnership, the Bank need not inquire into the power of Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf. Each credit heretofore or hereafter granted to Debtor shall be considered to have been granted at the special instance and request of Guarantor and in consideration of and in reliance upon this guarantee.

      3. Guarantor hereby unconditionally guarantees and promises to pay the Bank or its order any and all indebtedness of Debtor to the Bank and to perform any and all obligations of Debtor under the terms of any agreement or instrument evidencing, securing or executed in connection with any such indebtedness ("Credit Documents"). The liability of Guarantor shall not at any time exceed the sum of the amount set forth below, plus the interest thereon in accordance with the Credit Documents and the costs attorneys' fees and other expenses provided for in Paragraph 15 hereof. If no amount is set forth below, the liability of the Guarantor hereunder shall be unlimited. The Bank may permit Debtor's indebtedness to exceed any maximum liability without impairing the obligations of Guarantor hereunder. No payments made by or on behalf of Guarantor to the Bank shall reduce any such maximum liability unless written notice to that effect is received by the Bank at or prior to the time such payment is made. If Guarantor has executed more than one guarantee of the indebtedness of Debtor to the Bank, the guarantees shall be cumulative.

      4. Either before or after revocation hereof and in such manner, upon such terms and at such times as it considers best and with or without notice to Guarantor. the Bank may alter, compromise, accelerate, extend or change the time or manner for the payment of any indebtedness hereby guaranteed, increase or reduce the rate of interest thereon, release or add any one or more guarantors or endorsers, accept additional or substituted security therefor, or release or subordinate any security therefor. No exercise or nonexercise by the Bank of any right hereby given it, no dealing by the Bank with Debtor or any other person, and no change, impairment or suspension of any right or remedy of the Bank shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor arty recourse against the Bank.

      5. In addition to all liens upon and rights of offset given to the Bank by law against any property of Debtor of Guarantor, Guarantor hereby grants a security interest in all property of Guarantor now or hereafter in the possession of or on deposit with the Bank, whether held in a general or special account or for safekeeping or otherwise. Each such security interest may be exercised without demand upon or notice to Guarantor, shall continue in full force unless specifically waived or released by the Bank in writing and shall not be considered waived by any conduct of the Bank or by any failure of the Bank to exercise any right of offset or to enforce any such security interest or by any neglect or delay in so doing.

      6. Guarantor waives and agrees not to assert or take advantage of (a) any right to require the Bank to proceed against the Debtor or any other person, firm or corporation or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of the Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (d) demand, protest and notice of any kind including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of the Debtor, the Bank, any endorser, creditor of Debtor or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (a) any defense based upon an election of remedies by the Bank, including without limitation, an election to proceed by nonjudicial rather than judicial foreclosure, which election destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Debtor for reimbursement, or both, including, without limitation, the impairment of subrogation rights arising by virtue of California Civil Code 580(b) and 580(d); (f) any defense or right based upon the fair value deficiency protections and provisions of California Civil Code 580(a) and California Civil Procedure Code 726; and (g) any defense or right based upon the acceptance by the Bank or an affiliate of the Bank of a deed in lieu of foreclosure, without extinguishing the indebtedness, even if such acceptance destroys, alters or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Debtor for reimbursement, or both.

      7. Guarantor, by execution hereof, represents to the Bank that the relationship between Guarantor and Debtor is such that Guarantor has access to all relevant facts and information concerning the indebtedness and Debtor and that the Bank can rely upon Guarantor having such access. Guarantor waives and agrees not to assert any duty on the part of the Bank to disclose to Guarantor any facts that the Bank may now or hereafter know about Debtor, regardless of whether the Bank has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor. Guarantor is fully responsible for being and keeping informed of the financial condition of Debtor and all circumstances bearing on the risk of non-payment of the indebtedness guaranteed hereby

      8. Until all indebtedness of Debtor to the Bank has been paid in full, even though such indebtedness is in excess of the liability of Guarantor, Guarantor shall have no right of subrogation and waives any right to enforce any remedy which the Bank now has or may hereafter have against Debtor and any benefit of and any right to participate in any security now or hereafter held by the Bank.

      9. Except as otherwise provided in this paragraph, all existing or future indebtedness of Debtor to Guarantor and, if Debtor is partnership, any right to withdraw any capital of Guarantor invested in Debtor, is hereby subordinated to all indebtedness hereby guaranteed and, without the prior written consent of the Bank, shall not be paid or withdrawn in whole or in part nor will Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital while this guarantee is in effect. At the Bank's request, Debtor shall pay to the Bank all or any part of subordinated indebtedness and any capital which Guarantor is entitled to withdraw. Each payment by Debtor to Guarantor in violation of this paragraph shall be received in trust for the Bank and shall be paid to the Bank immediately on account of the indebtedness of Debtor to the Bank. No such payment shall reduce or affect in any manner Guarantor's liability under any of the provisions of this guarantee. Guarantor reserves the right to receive from Debtor payment of any salary for personal services at the same monthly rate as that at which Guarantor has been paid during the preceding twelve months, it being expressly understood that such amount shall not be subordinated to the indebtedness guaranteed hereby.

      10. Guarantor will file all claims against Debtor in any bankruptcy or other proceeding in which the filing of claims is required by upon any indebtedness of Debtor to Guarantor and shall concurrently assign to the Bank all of the Guarantor's rights thereunder. If Guarantor does not file any such claim, the Bank, as Guarantor's attorney-in-fact, is hereby authorized to do so in Guarantor's name or, in the Bank's discretion, to assign the claim and to cause proof of claim to be filed in the name of the Bank's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claims shall pay to the Bank the full amount thereof and, to the full extent necessary for the purpose, Guarantor hereby assigns to the Bank all of the Guarantor's rights to any and all such payments or distributions to which Guarantor would otherwise be entitled. If the amount so paid is greater than the guaranteed indebtedness then outstanding, the Bank will pay the amount of the excess to the person entitled thereto.

      11. With or without notice to Guarantor, the Bank, in its sole discretion and at any time and from time to time either before or after delivery of any notice of revocation hereunder and in such manner and upon such terms as it considers fit, may (a) apply any or all payments or recoveries from Debtor, from Guarantor or from any other guarantor under this or any other instrument or realized from any security, in such manner and order or priority as the Bank elects, to any indebtedness of Debtor to the Bank, whether or not such indebtedness is guaranteed hereby or is otherwise secured or is due at the time of such application; and (b) refund to Debtor any payment received by the Bank upon any indebtedness hereby guaranteed and payment of the amount refunded shall be fully guaranteed hereby. Any recovery realized from any other guarantor under this or any other instrument shall be first credited upon that portion of the indebtedness of Debtor to the Bank which exceeds Guarantor's maximum liability, if any, hereunder.

      12. The amount of Guarantor's liability and all rights, powers and remedies of the Bank hereunder and under the Credit Documents and any other agreement now or at any time hereafter in force between the Bank and Guarantor shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the Bank by law.

      13. Guarantor's obligations hereunder are independent of the obligations of Debtor and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Debtor or whether Debtor is joined in any such action or actions. The Bank may maintain successive actions for other defaults. The Bank's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.

      14. This is a continuing guarantee and Guarantor agrees that it shall remain in full force until and unless Guarantor delivers to the Bank written notice that it has been revoked as to credit granted subsequent to the effective time of revocation as herein provided. Delivery of such notice shall be effective by personal service upon an officer of the Bank at the originating office of the Bank designated on the first page hereof or by mailing such notice by certified or registered mail, return receipt requested, postage prepaid and addressed to the Bank at the originating office designated on the first page hereof. Regardless of how notice of revocation is given, it shall not be effective until twelve o'clock noon Pacific Standard or Daylight Savings Time, as the case may be, on the next succeeding Bank business day following the day such notice is delivered, but delivery of such notice shall not affect any of Guarantor's obligations hereunder with respect to credit granted prior to the effective date of such revocation, nor shall it affect any of the obligations of any other guarantor for the credit granted to Debtor hereunder. If the originating office of the Bank designated above is not in existence at the time notice of revocation is desired to be given, then such notice may be given in the manner above provided by delivering the same to IMPERIAL BANK OFFICE at 9920 South La Cienega Boulevard, Inglewood, California, 90301.

      15. Guarantor agrees to pay to the Bank without demand reasonable attorneys' fees and all costs and other expenses which the Bank expends or incurs in collecting or compromising any indebtedness of the Debtor, in protecting the Bank's security under the Credit Documents or in enforcing this guarantee against Guarantor or any other guarantor of any indebtedness hereby guaranteed whether or not suit is filed, including, without limitation, attorney's fees, costs and other such expenses incurred in any bankruptcy proceeding. Guarantor warrants and represents that it is fully authorized by law to execute this guarantee.

      16. This guarantee shall benefit the Bank, its successors and assigns, including the assignees of any indebtedness hereby guaranteed, and binds Guarantor's successors and assigns. This guarantee is assignable by the Bank with respect to all or any portion of the indebtedness and obligations guaranteed hereunder, and, when so assigned, Guarantor shall be liable to the assignees under this guarantee without in any manner affecting Guarantor's liability hereunder with respect to arty indebtedness or obligations retained by the Bank. No delegation or assignment of this guarantee by any Guarantor shall be of any force or effect or release Guarantor from any obligation hereunder.

      17. No provision of this guarantee or right of the Bank hereunder can be waived, nor can any Guarantor be released from his/her obligations hereunder, except by a writing duly executed by an authorized officer of the Bank. Should any one or more provisions of this guarantee be determined to be illegal or unenforceable, all other provisions. nevertheless shall be governed by and construed in accordance with the State of California, and Guarantor agrees to submit to the jurisdiction of the Courts of California.

      18. If more than one guarantor signs this guarantee, the obligation of all such guarantors shall be joint and several. When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter. Any married person who signs this guarantee agrees that recourse may be had against separate property for all obligations under this guarantee.

      19. Except as provided in any other written agreement now or at any time hereafter in force between the Bank and Guarantor, this guarantee shall constitute the entire agreement of Guarantor with the Bank with respect to the subject matter hereof and no understanding, promise or condition concerning the subject matter hereof shall be binding upon the Bank unless expressed herein. Any notice to Guarantor shall be considered to have been duly given when delivered personally or forty-eight hours after being mailed, postage prepaid, to the address(es) set forth below or to such other address(es) as Guarantor may from time to time designate by giving notice in the same manner of notice to the Bank set forth in Paragraph 14 hereof.

      20. Each of the undersigned Guarantors hereby acknowledges the receipt of a true copy of this guarantee.

      21.    [ ]  This guarantee is secured by a deed of trust dated
    N/A    ,  19  , to Imperial Bancorp, as Trustee.
-----------     --

GUARANTEE AMOUNT           $2,500,000.00


Executed by or on behalf of Guarantor(s) on January 15, 1997


                Signature of Guarantor(s)             Address

SCM MICROSYSTEMS GMBH

By                                        Luitpoldstrasse 6 85276 Pfaffenhoffen
      -----------------------------------
         Robert Schneider, CEO

By                                        Germany
      -----------------------------------
         Bernd Meier, COO/Gen. Manager

                    (COMPLETE IF GUARANTOR IS A CORPORATION)

                  RESOLUTION AUTHORIZING CONTINUING GUARANTEE,
                   ENDORSEMENT AND GUARANTEE OF NOTE OR NOTES
                           AND HYPOTHECATION OF ASSETS

      WHEREAS, SCM MICROSYSTEMS INC hereinafter referred to as "Debtor", has requested IMPERIAL BANK, hereinafter referred to as "Bank", to grant credit to Debtor.

      WHEREAS, the corporation hereinafter named expects to derive benefit from such financial accommodation by Bank,

      1.     NOW, BE IT RESOLVED, that any 2 of the following named officers


Robert Schneider                   the   CEO
Bernd Meier                        the   COO/General Manager
                                   the
----------------------------------       ---------------------------------------
                                   the
----------------------------------       ---------------------------------------
for and on behalf of SCM MICROSYSTEMS GMBH be and they hereby are authorized and directed for and in the name of this corporation and as its act and deed to do and perform any one or more of the following:

             A. Execute a continuing guarantee in favor of Bank for any and all assets of this corporation.

             B. Endorse and/or guarantee a note or notes in favor of Bank whereunder Debtor is Maker and Bank is Payee including renewals and extensions thereof.

             C. Grant to Bank a security interest in and to any and all assets of this corporation: (1) as security for any obligation which this corporation may incur under subparagraphs A and/or B above; or (2) as security for indebtedness of Debtor to Bank to the extent of the value of the security interest so granted without personal liability on the part of this corporation to Bank.

      2. RESOLVED FURTHER, that Bank may rely on the authority conferred herein until Bank receives notice in writing that the authority contained in this resolution has been revoked or the authority of the persons or officers named above has been revoked.

      3. RESOLVED FURTHER, that the liability of this corporation to Bank hereunder shall not exceed the total sum of **TWO MILLION FIVE HUNDRED THOUSAND DOLLARS AND ZERO CENTS** ($2,500,000.00).

      4. RESOLVED FURTHER, that any guarantees or other documents in like amount and terms as those stated above [heretofore executed by said officers in the name of this corporation are hereby ratified and approved, and the secretary or assistant secretary is authorized and directed to attach copies of such documents to the minutes of the corporation.

      I, the undersigned, William Ogdon, hereby certify that I am the duly elected, qualified and acting secretary of the above referenced corporation, duly organized and existing under the laws of the State of Germany; that the Board of Directors of said corporation duly and regularly adopted the resolution of which the foregoing is a full, true and correct copy.

      I further certify that said resolution is now in full force and effect, that it has not been revoked, suspended, or amended in any way and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

      I further certify that shareholder consent IS NOT required in the event of hypothecation of all or substantially all of the assets of said corporation.

EXECUTED ON


          AUTHORIZED SIGNATURES                               (SEAL)

Signature:___________________________________    Confirmed By:
          Robert Schneider

Signature:___________________________________    _______________________________
          Bernd Meier                            Robert Schneider    (President)

Signature:___________________________________    _______________________________
                                                 William Ogdon       (Secretary)

                                  IMPERIAL BANK
                                   Member FDIC
                      CORPORATE RESOLUTION REGARDING CREDIT

OFFICE:  LENDING  SERVICES                    ADDRESS: 9920 S. La Cienega Blvd.
                                                       Inglewood,  CA 90301

      RESOLVED, that SCM MICROSYSTEMS INC borrow from IMPERIAL BANK, hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of **TWO MILLION FIVE HUNDRED THOUSAND DOLLARS AND ZERO** **CENTS** ($2,500,000.00 ), in addition to such amount as may be otherwise authorized;

      RESOLVED FURTHER, that any 1 of the following named officers


Steven Humphreys                      the    Chairman and President
William E.  Ogdon                     the    Controller/Secretary
                                      the
----------------------------------           -----------------------------------
                                      the
----------------------------------           -----------------------------------
of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such Instruments In writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, draft, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and In connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;

      RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds at any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;

      RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;

      RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall give official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the of this corporation as to the signatures of the above named persons shall be binding on this corporation.

      I, William E. Ogdon, Secretary of the above named corporation, duly organized and existing under the laws of the State of Delaware, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.

      I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

      EXECUTED ON  1/15/97



          AUTHORIZED SIGNATURES                        (SEAL)

Signature:___________________________________    Confirmed By:
          Robert Schneider

Signature:___________________________________    _______________________________
          Bernd Meier                            Robert Schneider    (President)

Signature:___________________________________    _______________________________
                                                 William Ogdon       (Secretary)

Imperial Bank
Member FDIC                                              January 15, 1997


226 Airport Parkway
San Jose, California

Subject:   Credit Terms and Conditions ('Agreement")

                                                Borrower: SCM Microsystems, Inc.

Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.    Borrower represents and warrants that:
      1.     Existence and Rights.
                    Company is a corporation

Borrower is duly organized and existing and in good standing under the laws of the State of Delaware and is authorized and in good standing to do business in the State of California. Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing to each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and authority to make and carry out this Agreement. Borrower has no investment in any other business entity, except as previously disclosed to Bank.

      2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation nor any term or provision of Borrower's articles of incorporation, by-laws or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

      3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason hereof.

      4. LITIGATION. To the best of Borrower's knowledge and belief, there is no litigation or other proceeding pending or threatened against or affecting injunction, decree or demand of any court or other governmental or regulatory authority.

      5. FINANCIAL CONDITION. The balance sheet of Borrower as of 11/30/96, and the related profit and loss statement for the 11 months ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet. other than in the ordinate and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

      6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section C.3 hereof.

      7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

      8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

      9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined with Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

      1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

      2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses.

      3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as: (a) The same are being contested in good faith and by appropriate proceedings in such manners as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and
(b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

      4. RECORDS AND REPORTS. Maintain a standard and modem system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you:

(a) As soon as available, and in any event within 25 days after the close of each month of each fiscal year of Borrower, commencing with the month next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;

(b) As soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of audit of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the unqualified opinion of accountants satisfactory to you.

(c) Within 25 days after the close of each month of each fiscal year of Borrower, a certificate by chief financial officer or partner of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Letter of Inducement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein, or, if any such event has occurred or any such condition exists, specifying the nature thereof,

(d) Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;

(e) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and

(f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

(g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

      1. TYPE OF BUSINESS; MANAGEMENT. Make any substantial change in the character of its business.

      2. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you except obligations now existing as shown in financial statement dated 11/30/96, excluding those being refinanced by your bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

      3. LIENS AND ENCUMBRANCES. Create, incur, or assume any mortgage, pledge encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent, liens in your favor or liens for equipment leases.

      4. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or ,advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government: or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

      5. ACQUISITION OR SALE OF BUSINESS: MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted including without limitation the selling of any property or other asset accompanied by the leasing back of the same, provided, however, that Borrower may sell assets which are obsolete or otherwise considered surplus and which are sold in the ordinary course of business, so long as such assets are sold for full, fair and reasonable consideration and so long as all such sales shall not exceed $25.000 in any fiscal year without your prior written consent.

      6. DIVIDENDS, STOCK PAYMENTS. If a corporation, declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock.

D. The occurrence of any one of the following events of default shall, at your option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived;

      1. FAILURE TO PAY NOTE. Failure to pay, any installment or principal or of any interest on any indebtedness of Borrower to you within 10 days of the due date thereof.

      2. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower within thirty days of written notice from you.

      3. BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

      4. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial pan of its property or business.

      5. JUDGMENTS, ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process, in excess of $50,000, shall be entered or filed against Borrower or any of its assets and shall remain unvacated unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.

      6.     BANKRUPTCY.   Bankruptcy, insolvency, reorganization or liquidation
proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

E.    Miscellaneous Provisions.

      1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

See Addendum dated January 15, 1997, attached hereto and incorporated herein by this reference for additional terms. In the event of a conflict between this Agreement and the Addendum, the terms in the Addendum prevail.


SCM Microsystems, Inc.



By:   ______________________________________
      Steven Humphreys

                             SCM MICROSYSTEMS, INC.
                      ADDENDUM TO CREDIT TERMS & CONDITIONS
                             DATED JANUARY 15, 1997


FACILITY:                     A modification and increase to $2,500,000 of the
                              existing $1,000,000 Revolving Line of Credit
                              ("Line of Credit"), to support short term working capital requirements and the issuance of letters of credit.

                              $250,000 sub-limit for the issuance of trade-related Standby and Commercial Letters of Credit,

                              $250,000 sub-limit for foreign exchange reserved for the issuance of forward contracts up to a maximum $2,500,000.

                              Notwithstanding the foregoing, at no time shall Bank be obligated to disburse any amount in excess of the aggregate sum of $2,500,000 under the Facility.

BORROWING                     Borrowing base to be monitored on a monthly basis
BASE:                         and consist of:

                              80% of Eligible Accounts (as hereinafter defined) payable by debtors whose principal place of business is located within the United States of America ("Eligible Domestic Accounts") and any Bank-approved, Letter of Credit backed or insured Eligible Accounts payable by debtors whose principal place of business is located outside the United States of America ("Eligible Foreign Accounts").

                              Eligible Accounts will include those accounts outstanding less than 90 days from invoice date subject to certain exclusions for non-approved foreign, government, contra accounts and inter-company accounts. Concentration Limit of 20%, defined as: any account which alone exceeds 20% of the total accounts receivable will be ineligible to the extent said accounts receivable exceed 20% of the total accounts receivable. Exceptions to the 20% concentration limit to be allowed for Dell Computer, Gateway Computer, Digital Equipment Corporation, IBM, and Packard Bell, which will each be allowed to constitute up to 35 % of the total accounts of Borrower. If 25% or more of an account receivable is past due (greater than 90 days) the entire account is ineligible.

MATURITY:                     May 15, 1997.

PAYMENT:                      Interest due monthly.
                              Principal due upon maturity.

SECURITY:                     Perfected first priority security interest in all
                              corporate assets, excluding previously leased equipment.

SUBORDINATION:                Continued subordination of a minimum of $3,000,000
                              in inter-company indebtedness to SCM Microsystems
                              GmbH (formally known as SCM Schneider Microsysteme
                              Entwicklungs-und Vertriebs GmbH).

GUARANTOR:                    Continuing commercial guarantee of SCM
                              Microsystems GmbH (formally known as SCM Schneider
                              Microsysteme Entwicklungs-und Vertriebs GmbH).

PRICING:

INTEREST RATE:                Bank's Prime Rate + 1.00% per annum (floating).
                              Rate to be reduced to Bank's Prime Rate per annum
                              (floating) following Bank's receipt of evidence that Borrower has achieved two fiscal quarters of operating and after-tax profitability in excess of $200,000 per quarter, beginning with the quarter ending 12/31/96.

FEES: $3,750, payable upon written acceptance of commitment.

DEPOSITS:                     Borrower to maintain primary operating and
                              depository accounts with Bank.

FINANCIAL                     Beginning with the month ending 12/31/96, the
COVENANTS:                    following covenants will be monitored on a
                              monthly basis except where noted otherwise.

                              1)    Minimum Quick Ratio(1) of 1.25 to 1.00.

                              2) Minimum Tangible Net Worth(2) of $1,800,000 plus 75% of any new equity.

                              3) Maximum Total Liabilities(2) to Tangible Net Worth(2) of: -1.50 to 1.00.

                              4) Borrower to maintain quarterly profitability on an operating and pretax basis, with the exception of one quarterly loss per fiscal year, not to exceed $200,000.

DEFINITIONS:                  1     Quick Ratio is cash plus accounts receivable
                                    divided by current liabilities less the
                                    current portion of indebtedness fully
                                    subordinated to the debt due Bank.

                              2     Tangible Net Worth is the financial
                                    statement net worth of the Borrower prepared according to generally accepted accounting principles less intangible assets, plus indebtedness fully subordinated to the debt due to Bank."

                              3 Total Liabilities are all the Borrower's liabilities less deferred revenue and indebtedness fully subordinated to the debt due to Bank.

REPORTING                     In addition to the reporting requirements of
REQUIREMENTS:                 Section B.4. of the Credit Terms and Conditions,
                              Borrower will, from time to time, provide Bank in form and substance satisfactory to Bank:

                              1) Monthly listing of aged accounts receivable and accounts payable from invoice date, with a Bank borrowing base certificate within 10 days of each month end.

                              2)    Monthly internally prepared financial
                                    statements prepared according to generally accepted accounting principles and Bank compliance certificate within 25 days of each month end.

                              3)    Quarterly financial statements of SCM
                                    Microsystems GmbH, within 45 days of the end of each fiscal quarter.

                              4) Unqualified audit of Borrower's consolidated and consolidating annual financial statements within 90 days of the end of each fiscal year.

                              5) Budgets, sales projections, operating plans, or other financial exhibits which Bank may reasonably request.

OTHER                         A)    Borrower, without prior written permission
COVENANTS:                          of the Bank, will not:

                              1) Incur additional borrowed indebtedness other than Bank-approved subordinated debt and domestic equipment leases.

                              2) Merge, liquidate a substantial portion of its assets, or acquire other assets other than in the normal course of business.

                              3) Transfer funds to SCM Microsystems GmbH (formally known as SCM Schneider Microsysteme Entwicklungs-und Vertriebs
                                    GmbH), except in the ordinary course of
                                    business.

                              4) Transfer funds to SCM Microsystems GmbH (formally known as SCM Schneider Microsysteme Entwicklungs-und Vertriebs
                                    GmbH), if such transfer would cause Borrower to violate any of its financial covenants with Bank.

                              5)    Make loans, investments or advances to
                                    outside parties other than in the normal course of business.

                              6)    Make distributions or dividends to
                                    shareholders.

                              B) Borrower to notify Bank in writing of any legal action commenced against it which may result in damages over $100,000. Borrower shall provide said notice to Bank immediately upon the receipt by Borrower of notice of the commencement of such legal action.

                              C) Annual Accounts Receivable Audit, performed by the Bank's Asset Based Department, with results satisfactory to Bank, at Borrower's expense, not to exceed $1,500.

CONDITIONS                    1)    Execution by Borrower of loan documentation
PRECEDENT                           satisfactory to Bank.
TO LENDING:

MISCELLANEOUS:                All reasonable Bank legal fees shall be for the
                              account of the Borrower.

                              All reasonable out-of-pocket expenses incurred by the Bank in connection with its due diligence and closing of this transaction shall be reimbursed by the Borrower.

SCM MICROSYSTEMS, INC.


__________________________________
(signature)  Steven Humphreys



__________________________________          February 12, 1997
(title)   President                         -----------------

                                  IMPERIAL BANK
                                   Member FDIC

                           SECURITY AND LOAN AGREEMENT
                              (ACCOUNTS RECEIVABLE)




This Agreement is entered Into between SCM MICROSYSTEMS INC, a Corporation (herein called "Borrower") and IMPERIAL BANK (herein called "Bank").

1. Bank hereby commits, subject to all the terms and conditions of this Agreement and prior to the termination of its commitment as hereinafter provided, to make loans to Borrower from time to time in such amounts as may be determined by Bank up to, but not exceeding in the aggregate unpaid principal balance, the following Borrowing Base:

             80% of eligible accounts

      and in no event more than $2,500,000.00

2. The amount of each loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank (herein called "Loan Account") and Bank shall credit the Loan Account with all loan repayments made by Borrower. Borrower promises to pay Bank (a) the unpaid balance of Borrower Loan Account on demand and (b) on or before the tenth day of each month, Interest on the average daily unpaid balance of the Loan Account during the immediately preceding month at the rate of One and no/1000ths percent (1.000%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for Interest computation purposes be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Account including accrued but unpaid interest at any time. Such notice may be given verbally or in writing and should be effective upon receipt by Borrower. The amount of interest payable each month by Borrower shall not be less than a minimum monthly charge of $250.00. Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

3. Requests for loans hereunder shall be in writing duly executed by Borrower In a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

4. As used In this Agreement, the following terms shall have the following meanings:

      A. "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

      B. "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or In which Bank now has or hereafter acquires a security interest.

      C. "Eligible Accounts" means all of Borrower's Accounts excluding, however, (1) all Accounts under which payment is not received within 90 days from any invoice date, (2) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account and (3) any Accounts if the account debtor or any other person liable in connection therewith Is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower. Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time.

5. Borrower hereby assigns to Bank all Borrower's present and future Accounts, including all proceeds due thereunder, all guaranties and security therefor, and hereby grants to Bank a continuing security interest in all moneys in the Collateral Account referred to in Section 6 hereof, as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as Borrower is indebted to Bank or Bank is committed to extend credit to Borrower, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

6. Until Bank exercises its rights to collect the Accounts pursuant to paragraph 10, Borrower will collect with diligence all Borrower's Accounts, provided that no legal action shall be maintained thereon or in connection therewith without Bank's prior written consent. Any collection of Accounts by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank, and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Borrower's general account. All collections of the Accounts shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.

7. Until Bank exercises its rights to collect the Accounts pursuant to paragraph 10, Borrower may continue present policies with respect to returned merchandise represented by the Accounts and of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts and, in any of such events, Borrower will immediately pay to Bank from its own funds (and not from the proceeds of Accounts or Inventory) for application to Borrower's Loan Account or any other obligation secured hereby the amount of any credit for such returned or repossessed merchandise and adjustments made to any of the Accounts.

8. Borrower represents and warrants to Bank: (i) if Borrower is a corporation, that Borrower is duly organized and existing in the State of its Incorporation and the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is found or affected; (ii) Borrower is, or at the time the collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein; (iii) Each Account is, or at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (iv) That there are or will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts; and (v) any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct.

9. Borrower will: (i) Furnish Bank from time to time such financial statements and Information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein; (ii) Furnish Bank periodically, in such form and detail and at such times as Bank may require, statements showing aging and reconciliation of the Accounts and collections thereon; (iii) Permit representatives of Bank to Inspect the Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense; (iv) Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any Information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank In respect thereto; (v) Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expense incurred In collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (vi) Notify Bank of each location and of each office of Borrower at which records of Borrower relating to the Accounts are kept; (vii) Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require and with loss payable solely to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating lo the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank; and (viii) In the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower Is entitled under Section 1 hereof, Borrower shall immediately pay to Bank, from its own funds and not from the proceeds of Collateral, for credit to Borrower's Loan Account the amount of such excess.

10. Bank may at any time, without prior notice to Borrower, collect the Accounts and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts to endorse the name of the undersigned upon document or Instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

11. Until Borrower's Loan Account and all other obligations secured hereby shall have been repaid in full, Borrower shall not sell, dispose of or grant a security interest in any of the Collateral other than to Bank, or execute any financing statements covering the Collateral In favor of any secured party or person other than Bank.

12. Should: (i) Default be made In the payment of any obligation, or breach be made in any warranty, statement, promise, term or condition, contained herein or hereby secured; (ii) Any statement or representation made for the purpose of obtaining credit hereunder prove false; (iii) Bank deem the Collateral inadequate or unsafe or in danger of misuse; (iv) Borrower become insolvent or make an assignment for the benefit of creditors; or
      (v) Any proceeding be commended by or against Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute; then in any such event, bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (a) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (b) Declare all sums secured hereby immediately due and payable; (c) Immediately take possession of the Collateral wherever it may be found, using all necessary force so to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expended therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this Security Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

13. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or if any assessment for taxes against Borrower, other than real property, is made by the Federal or State government or any department thereof, the obligation of Bank to make loans to Borrower as provided in Section 1 hereof shall immediately terminate and the unpaid balance of the Loan Account, all other obligations secured hereby and all other sums due hereunder shall immediately become due and payable without demand, presentment or notice.

14. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

15. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

*16. Additional Provisions: Subject to the conditions and limitations contained in the Credit Terms and Conditions dated January 15, 1997. See Exhibit A attached.

Executed this 15th day of JANUARY, 1997

                                     SCM MICROSYSTEMS INC.
                                     ___________________________________________
                                                (Name of Borrower)

     IMPERIAL BANK                   By: _______________________________________
                                                   Steven Humphreys, President

By:___________________________       By: _______________________________________
                    Title                           Wm. E. Ogdon, Controller


*If none, insert "None"

Exhibit A to Security and Loan
Agreement dtd. 1/15/97
SCM MICROSYSTEMS INC.

      If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, obligor agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

      All payment shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.


SCM MICROSYSTEMS INC.


by: _______________________________
      Steven Humphreys

                                  IMPERIAL BANK
                                   Member FDIC

                         AGREEMENT TO PROVIDE INSURANCE
                           (REAL OR PERSONAL PROPERTY)

TO:   IMPERIAL BANK                                      DATE:  January 15, 1997
      9920 S La Cienega Blvd.                    Borrower: SCM MICROSYSTEMS INC.
      Inglewood, CA 90301


      In consideration of a loan in the amount of $2,500,000.00, secured by all tangible personal property including inventory and equipment.

      I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

      I/We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

      I/We understand that the policy must contain:

      1.     Fire and extended coverage in an amount sufficient to cover:

             a)     The amount of the loan, OR

             b)     All existing encumbrances, whichever is greater,

            But not in excess of the replacement value of the improvements on the real property.

      2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.


                              INSURANCE INFORMATION

Insurance Co./Agent:  Christina Marson              Telephone No.:  415-393-8175

Agent's Address:

Marsh McLennan                           SCM MICROSYSTEMS INC.
PO Box 193880
San Francisco, CA  94119
                             Signature of Obligor: By:__________________________
                                                          Steven Humphreys

                             Signature of Obligor:______________________________


================================================================================

-------------------------------------------------------
                   FOR BANK USE ONLY

INSURANCE VERIFICATION:           Date:________________

Person Spoken to:______________________________________

Policy Number:_________________________________________

Effective From:__________________________ To:__________

Verified By:___________________________________________

-------------------------------------------------------

                                  IMPERIAL BANK
                                   Member FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS


Name(s):                                                 Date:  January 15, 1997

      SCM MICROSYSTEMS INC




            $                 paid to you directly by Cashiers Check No.

                              credited to deposit account No. 0017059254, when
            $1,700,000.00     advances are requested.

            $  800,000.00     paid on Loan(s) No. 003

            $                 amounts paid to Bank for:

[Amounts paid to others on your behalf:

            $                 to                         Title Insurance Company

            $                 to Public Officials

            $                 to

            $                 to

            $                 to

            $                 to

            $2,500,000.00     SUBTOTAL (NOTE AMOUNT)

LESS        $        0.00     Prepaid Finance Charge (Loan fee(s))

            $2,500,000.00     TOTAL (AMOUNT FINANCED)



      Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


SCM MICROSYSTEMS INC.


By:
   --------------------------                 ----------------------------
       Steven Humphreys                                 Signature



   --------------------------                 ----------------------------
         Wm E. Ogdon                                    Signature